Investor Presentation | Second Quarter 2024 Updated August 5, 2024 SONIC AUTOMOTIVE Exhibit 99.2

NYSE SAH Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “project,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, our anticipated future new vehicle unit sales volume, revenues and profitability, our anticipated future used vehicle unit sales volume, revenues and profitability, future levels of consumer demand for new and used vehicles, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated future finance and insurance (“F&I”) gross profit, our anticipated expense reductions, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, EchoPark’s omnichannel strategy, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated growth and profitability of our Powersports Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC. 2

NYSE SAH Sonic Automotive Company Overview • Our Franchised Dealerships Segment is a full-service automotive retail business with a diversified brand portfolio and multiple strategic growth levers • 106 locations - $11.8 billion in FY 2023 revenues • Our EchoPark Segment Provides high growth potential in a highly fragmented pre-owned vehicle market • 18 locations - $2.4 billion in FY 2023 revenues • Our Powersports Segment represents an early-stage consolidation growth opportunity at attractive multiples • 13 locations - $163 million in FY 2023 revenues • We believe our diversified business model provides significant earnings growth opportunities in our EchoPark and Powersports segments that may help to offset any industry-driven margin headwinds we may face in the franchised business, minimizing the earnings downside to consolidated Sonic results over time 3 Note: Location counts as of August 5, 2024. * Refer to appendix for calculation and reconciliation of Adjusted EPS (a non-GAAP measure). $10.5 $9.8 $12.4 $14.0 $14.4 $3.7 $3.5 $3.30 $(1.21) $8.06 $2.23 $4.97 $0.65 $1.18 $2.65 $3.85 $8.46 $9.61 $6.81 $1.83 $1.47 $- $2 $4 $6 $8 $10 $12 $14 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Q2 2023 Q2 2024 Total Revenues and Earnings Per Share Revenue (Billions) GAAP EPS Adjusted EPS* NYSE: SAH – A Fortune 300 Diversified Automotive Retailer

NYSE SAH Diversified Portfolio And Business Lines 4 Geographic Distribution TX 27% CA 23% CO 9% TN 7% FL 5% AL 5% NC 5% GA 4% ID 3% VA 2% MD 2% NV 2% All Others 6% Total Revenues By State Note: Percentages are percent of total for year ended December 31, 2023. 5% 30% 12% 39% 38% 7% 45% 24% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Category % of Revenue Franchised Brand % of Revenue BMW 21% Mercedes 11% Audi 6% Lexus 4% Porsche 3% Land Rover 3% Cadillac 2% Other Luxury (1) 3% Honda 9% Toyota 7% Other Import (2) 3% EchoPark 17% Non-Franchised 17% Chevrolet GMC Buick 4% Ford 4% Chrysler Dodge Jeep RAM 3% Powersports <1% Powersports (3) <1% Luxury 53% 19%Import Domestic 11% (1) Includes Alfa Romeo, Infiniti, Jaguar, Maserati, MINI and Volvo (2) Includes Hyundai, Nissan, Mazda, Subaru and Volkswagen (3) Includes Harley-Davidson, Kawasaki, BRP, Polaris, Honda, Suzuki, BMW Motorrad, Yamaha, Ducati, and Indian Motorcycle Business Line MixBrand Distribution

Strategic Focus – Franchised Dealerships Segment

Franchised Dealerships Strategy

- Focus on opportunities to offset normalizing new vehicle gross profit margins through growth in parts and service (Fixed Operations) and finance and insurance (F&I) gross profit
- Actively manage new and used vehicle inventory turnover and adapt to electric vehicle (EV) transition
- Focus on selling, general and administrative (SG&A) expense control to maintain structural improvement in SG&A leverage as a percent of gross profit
- Pursue accretive strategic acquisition opportunities once market normalizes


Total Revenues, Segment Income, and Adjusted EBITDA*
$9.3
$288
$211
$8.3
$360
$231
$10.1
$692
$530
$11.5
$839
$642
$11.8
$675
$448
$3.0
$188
$146
$2.9
$132
$53
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
Q2 2023
Q2 2024
Revenue (Billions)
Segment Income (Millions)
Adjusted EBITDA* (Millions)


Reported and Adjusted SG&A Expenses as % of Gross Profit*
76.8%
71.8%
3.8%
21.7%
47.7%
3.6%
71.6%
71.3%
3.8%
19.8%
45.7%
2.3%
60.9%
61.0%
2.6%
16.0%
40.8%
1.5%
60.1%
59.9%
2.0%
16.2%
40.2%
1.7%
65.6%
64.6%
2.0%
19.5%
42.1%
2.0%
63.3%
59.7%
1.8%
18.5%
41.4%
1.6%
72.9%
69.9%
2.2%
20.3%
44.4%
3.0%
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
Q2 2023
Q2 2024
Advertising
Compensation
Other
Rent
Adjusted SG&A Expenses*
Reported SG&A Expenses

* Refer to appendix for calculation and reconciliation of Segment Income, Adjusted EBITDA and Adjusted SG&A Expenses As % Of Gross Profit (non-GAAP measures).

NYSE SAH
5

Strategic Focus – Franchised Dealerships Segment (continued)



Retail New Vehicle Unit Sales Volume, Revenue, and Gross Profit Per Unit
$2,078
$2,536
$4,595
$6,591
$4,836
$5,003
$3,579
$42.9
$45.9
$49.9
$56.1
$57.9
$57.9
$57.7
111.5
91.9
99.8
99.4
107.3
27.4
26.5
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
Q2 2023
Q2 2024
Unit Sales Volume (Thousands)
Revenue Per Unit (Thousands)
GPU



Retail Used Vehicle Unit Sales Volume, Revenue, and Gross Profit Per Unit
$1,310
$1,207
$1,784
$1,607
$1,626
$1,765
$1,508
$22.1
$23.0
$27.5
$31.3
$30.4
$30.7
$28.5
112.6
101.9
105.5
108.5
100.2
25.2
25.7
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
Q2 2023
Q2 2024
Unit Sales Volume (Thousands)
Revenue Per Unit (Thousands)
GPU

Retail New And Used Vehicles

- While new vehicle GPUs continue to decline, we believe the "new normal" will be significantly higher than pre-pandemic levels
- We believe used vehicle GPU may decline over time if we are able to drive higher retail used vehicle unit sales volume by supplementing our inventory levels from wholesale auction sources as off-rental inventory supply returns to normal
- Strategic focus to return to selling at least 100 retail used vehicles per store per month, on average (represents approximately 25% improvement in retail used vehicle volume throughput per store)
- As new and used vehicle sales volumes recover from pandemic-induced lows, F&I gross profit and fixed operations gross profit should benefit, partially offsetting vehicle gross margin normalization

Note: New and used vehicle GPU, sales volume, and F&I and fixed operations gross profit expectations and projections are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
6

Strategic Focus – Franchised Dealerships Segment (continued)


Fixed Operations Gross Profit and Gross Margin %
49.0%
49.8%
50.2%
49.5%
49.7%
49.7%
50.4%
$669
$595
$673
$787
$853
$215
$219
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
Q2 2023
Q2 2024
Fixed Operations Gross Profit (Millions)
Fixed Operations Gross Margin %


F&I Gross Profit Per Unit and Product Penetration Rates
77.4%
77.9%
77.6%
72.9%
71.2%
71.7%
72.1%
38.4%
40.9%
44.4%
49.4%
48.9%
50.3%
48.1%
$1,620
$1,846
$2,160
$2,453
$2,403
$2,516
$2,380
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
Q2 2023
Q2 2024
F&I GPU
Finance Contract Penetration Rate
Warranty Penetration Rate

Fixed Operations And F&I

- Target increasing technician headcount by 300 in FY 2024, projected to generate approximately $100M in incremental annualized fixed operations gross profit (headcount increased by 131 technicians year-to-date)
- Fixed operations parts and labor cost inflation is generally passed along to customers, supporting stable fixed operations profit margins over time
- Vehicle affordability challenges may drive consumers to choose to repair their current vehicle to extend its life rather than replace it with a newer vehicle, benefitting fixed operations revenues
- F&I gross profit per unit increased nearly 50% from FY 2019 to FY 2023, driven primarily by higher warranty contract penetration rates
- We believe F&I GPU will remain structurally higher than pre-pandemic
- Even in an elevated interest rate environment, finance contract penetration rates remain robust and are supported by manufacturer financing or lease incentives only available at franchised dealerships

Note: Technician headcount, fixed operations profit margin and F&I GPU are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

NYSE SAH
7

Strategic Focus – Franchised Dealerships Segment (continued)

Hybrid vs. Electric Vehicle Trends

- Industry sales volume penetration rates for combined hybrid electric vehicles (HEV) and plug-in hybrid electric vehicles (PHEV) are nearly double the penetration rates for battery electric vehicles (BEV) and are trending upward
  - We believe there is an easier path to consumer adoption of alternative power trains as more manufacturers expand their hybrid vehicle model offerings
  - Hybrid new vehicle GPU was higher than internal combustion engine (ICE) new vehicle GPU in our import and domestic brands, and marginally lower in our luxury brands
  - BEV new vehicle GPU lags both hybrid and ICE vehicles, resulting in BEV sales negatively impacting total new vehicle GPU by approximately $170 in Q2 2024 (improved from $400 in Q1 2024)
- Initial BEV repair and maintenance trends show lower frequency but higher gross profit per repair order vs. ICE vehicles, while hybrid vehicles create opportunity to service both types of power trains
- Ongoing investment in BEV repair and maintenance capabilities (e.g. heavy-duty vehicle lifts, battery removal and storage needs, technician training)
  - Over 90% of Sonic's franchised dealerships are equipped with electric vehicle charging capabilities


Hybrid Vehicle vs. EV Industry Sales Volume Penetration
15.6%
7.4%
Jan-19
May-19
Sep-19
Jan-20
May-20
Sep-20
Jan-21
May-21
Sep-21
Jan-22
May-22
Sep-22
Jan-23
May-23
Sep-23
Jan-24
May-24
Hybrid (HEV/PHEV) Penetration %
BEV Penetration %
Source: Morgan Stanley Research


Sonic Q2 2024 Average New Vehicle GPU by Power Train
100%
Luxury
Import
Domestic
Total
BEV
Hybrid
ICE
Average New Vehicle GPU

Note: Average new vehicle GPU shown as a percentage of average GPU for each brand group and segment total.

NYSE SAH
8

NYSE SAH Strategic Focus – EchoPark Segment • Returned to positive segment adjusted EBITDA* of $7.3 Million in Q1 2024 and $7.2 Million in Q2 2024 after 3 years of industry- driven headwinds • Focus on leveraging retail sales volume momentum and improving used market backdrop to generate positive adjusted EBITDA* and significant year-over-year adjusted EBITDA* growth in FY 2024 • Expect to resume disciplined expansion of EchoPark footprint once used vehicle market conditions are supportive • Long-term goal to reach 90% of the U.S. population • Below-market pricing and no-haggle, transparent guest experience expected to drive market share gains EchoPark Strategy * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: Adjusted EBITDA and footprint expansion projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” Financial data may also include certain forward-looking information that is not presented in accordance with GAAP. We believe that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made available without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as impairment charges or gain/loss on property dispositions. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided. Note: “EchoPark Operations” chart data includes currently operating stores and corporate/holding company results. “Closed Stores” chart data includes results from stores that are not currently in operation as of the date of this presentation. Average store count is the weighted average number of stores in the “EchoPark Operations” group for each period. $22.2 $16.7 $(27.0) $(70.1) $(49.5) $(18.4) $9.0 $(0.8) $(5.7) $(19.3) $(35.3) $(33.5) $(13.4) $(1.8) $(120) $(90) $(60) $(30) $- $30 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Q2 2023 Q2 2024 EchoPark Segment Adjusted EBITDA* (Millions) EchoPark Operations (with Holding Company) Closed Stores 49,520 57,161 77,835 64,107 73,676 17,084 16,641 - 200 400 600 800 1,000 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Q2 2023 Q2 2024M on th ly V ol um e Pe r S to re EchoPark Segment Retail Unit Sales Volume Average Monthly Volume Per Store Used Retail Unit Sales Volume Average Store Count 50 18 9

Strategic Focus – EchoPark Segment (continued)

EchoPark Strategy

- Anticipate positive retail used vehicle GPU throughout FY 2024 due to faster inventory turns and stability in wholesale and retail prices and used car supply
- Maintain focus on optimizing F&I product offerings and pricing to drive F&I GPU growth in FY 2024
- Expect used vehicle wholesale and retail prices to continue to gradually decline throughout FY 2024, reducing inventory acquisition costs and potentially driving incremental industry sales volume as consumer affordability improves
- Used vehicle supply is projected to reach its lowest point in 2025, due to lower levels of off-lease inventory as a result of declines in new vehicle industry sales volume since 2020 and fewer lease originations, however, off-rental supply is improving which may provide an alternate source of inventory to mitigate the impact of fewer lease maturities
- Beyond 2025, gradual expansion of used vehicle supply and further normalization of used vehicle pricing should drive consumer demand and higher retail sales volume for EchoPark

EchoPark Segment Adjusted EBITDA* and Total GPU (Used GPU + F&I GPU)



$2,296
$2,013
$1,762
$2,657
$2,183
$1,569
$3,078
$20.7
$10.7
$(47.8)
$(105.4)
$(83.0)
$(31.8)
$7.2
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
Q2 2023
Q2 2024
Adjusted EBITDA* (Millions)
Total GPU

Used Supply Expected to Trough in 2025



Used Supply Forecast for Units up to Five Years in Age
FORECAST
15.6M
16.3M
16.3M
15.8M
15.2M
14.2M
13.7M
12.5M
12.9M
13.2M
+11%
+7%
-2%
+2%
-1%
-12%
-6%
-17%
+10%
+6%
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
0
1
2
3
4
5
Vehicle Age (0-5 Years)
Source: J.D. Power

* Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure).

Note: F&I GPU growth, used vehicle price and supply, and sales volume projections are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

Sonic Automotive EchoPark Automotive Sonic Powersports

NYSE SAH

10

NYSE SAH 11 • Standardize operating playbooks and processes in existing stores to facilitate future organic and acquisition growth • Roll out modernized inventory management and marketing strategy • Manage expenses and inventory to mitigate effects of weaker seasonal demand in Q1 and Q4 while supporting higher seasonal demand in Q2 and Q3 • Expect to realize synergies from network effect, driving potential gains in used vehicle volume and F&I • Identify desirable acquisition opportunities at attractive valuations to grow this segment Powersports Strategy Note: Multiples are based on the most recent Kerrigan Blue Sky Report and Haig Report. Multiples are typically applied to a normalized dealership earnings before taxes. Luxury includes: Porsche, Lexus, Mercedes-Benz, BMW, Jaguar Land Rover and Audi Other Luxury includes: Volvo, Acura, Cadillac, Lincoln, Infiniti Import includes: Toyota, Honda, Subaru, Nissan, Mazda, Kia, Hyundai, VW Domestic includes: Chevrolet, Buick, GMC, Ford, Chrysler, Jeep, Dodge, RAM Acquisition Multiple Dealership Type Low High Luxury 6.3x 10.0x Other Luxury 2.0x 4.8x Import 2.5x 7.8x Domestic 2.5x 4.5x Powersports 2.0x 3.0x Strategic Focus – Powersports Segment * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: Gains in used vehicle volume and F&I are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” $3.4 $7.9 $(2.4) $(0.8) $2.3 $(4.0) $(2.0) $- $2.0 $4.0 $6.0 $8.0 $10.0 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Powersports Segment Adjusted EBITDA* (Millions) Industry Seasonally Weak In Q4 & Q1

NYSE SAH Strategic Focus – Consolidated Company 12 • Expect to maintain strong balance sheet and free cash flows • Balanced capital allocation strategy prioritizes highest return opportunity • History of returning capital to shareholders via dividend and share repurchases • Quarterly dividend per share has grown 200% since 2019, current yield over 2.0% • Reduced outstanding shares by 21% since 2019 ($260 million remaining authorization, or nearly 15% of market cap) • Net debt to adjusted EBITDA ratio* of 2.12 for the 12 months ended Q2 2024 is within our target leverage range Consolidated Company Strategy $29 $244 $399 $501 $374 $467 $280 $526 $703 $794 $846 $885 $- $200 $400 $600 $800 $1,000 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 6/30/2024 $ In M ill io ns Strong Balance Sheet and Liquidity Cash and Floor Plan Deposit Balance Total Liquidity * Refer to appendix for calculation and reconciliation of Net Debt to Adjusted EBITDA Ratio (a non-GAAP measure). Note: Dividend yield and market cap are based on stock price as of August 1, 2024. Note: Balance sheet and free cash flow projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” $20 $1,019 $102 $75 $126 $127 $298 $227 $204 $72 $93 $262 $178 $16 $17 $18 $35 $40 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 $ In M ill io ns Capital Allocation Trend Acquisitions Cap Ex Share Repurchases Dividends Note: Cap Ex represents total purchases of land, property and equipment from consolidated statements of cash flows included in Sonic’s Annual Report on Form 10-K for the applicable fiscal year.

NYSE SAH Sonic Automotive FY 2024 Outlook • Expect low single digit percentage growth in revenues and mid single digit percentage decline in gross profit, driven by: • Continued normalization of new vehicle GPU, potentially exiting 2024 in the $3,000 per unit range, with >60 days’ supply by Q4 2024 • Low single digit percentage growth in new and used retail sales volume, consistent with industry SAAR outlook • Mid single digit percentage growth in fixed operations gross profit • Low single digit percentage F&I gross profit growth, driven by higher retail unit volume and flat F&I GPU near $2,400 per unit • Expect adjusted SG&A expenses as a % of gross profit* in low 70% range Consolidated • Expect lower Franchised Dealerships Segment earnings to be partially offset by higher earnings in our EchoPark and Powersports Segments • Expect $15-20 million increase in annual floor plan interest expense due to higher new inventory levels and higher average interest rates vs. FY 2023 • Earnings per share results will be primarily dependent upon rate of normalization of new vehicle GPU and rate of EchoPark profitability improvement Franchised Dealerships Segment EchoPark Segment • Achieved positive adjusted EBITDA* of $7.3 million in Q1 2024 and $7.2 million in Q2 2024, and remain confident in ability to maintain positive quarterly adjusted EBITDA* for the remainder of FY 2024, driven by: • Organic growth opportunities at existing store footprint, driven by higher unit volume throughput per store and positive used vehicle GPU • Expect low double digit percentage F&I GPU growth year-over-year • Expect SG&A expenses as a % of gross profit in the 80% range (target below 70% at maturity) Powersports Segment • Expect FY 2024 adjusted EBITDA* between $10-$13 million, with majority coming in Q3 (Q1 & Q4 near breakeven due to seasonality) * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: Above outlook is based on projections. Actual results may differ. See “Forward-Looking Statements.” Financial data may also include certain forward-looking information that is not presented in accordance with GAAP. We believe that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made available without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as impairment charges, gain/loss on property dispositions, and/or non-recurring SG&A expenses. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided. 13

Appendix: Financial Tables & Non-GAAP Reconciliations

GAAP Income Statement – Annual Trend – Consolidated

(In millions, except unit, per unit, and per share data)	FY 2023	FY 2022	FY 2021	FY 2020	FY 2019	FY 2023 Better / (Worse) % Change Year-Over-Year
Revenues:						
Retail new vehicles	$ 6,304.6	$ 5,622.6	$ 4,993.4	$ 4,224.4	$ 4,777.3	12%
Fleet new vehicles	92.2	99.4	124.6	56.8	111.9	(7%)
Total new vehicles	6,396.8	5,722.0	5,118.0	4,281.2	4,889.2	12%
Used vehicles	5,213.6	5,515.4	4,933.6	3,604.2	3,490.0	(5%)
Wholesale vehicles	318.8	484.9	367.2	197.4	202.8	(34%)
Total vehicles	11,929.2	11,722.3	10,418.8	8,082.8	8,582.0	2%
Parts, service and collision repair	1,759.5	1,599.7	1,340.4	1,194.3	1,395.3	10%
Finance, insurance and other, net ("F&I")	683.7	679.1	637.2	489.9	477.0	1%
Total revenues	14,372.4	14,001.1	12,396.4	9,767.0	10,454.3	3%
Gross profit:						
Retail new vehicles	535.4	662.8	459.8	233.2	231.7	(19%)
Fleet new vehicles	4.0	4.9	1.6	0.9	1.4	(18%)
Total new vehicles	539.4	667.7	461.4	234.1	233.1	(19%)
Used vehicles	151.2	180.8	133.0	105.2	147.4	(16%)
Wholesale vehicles	(2.6)	(3.1)	9.6	0.1	(4.5)	16%
Total vehicles	688.0	845.4	604.0	339.4	376.0	(19%)
Parts, service and collision repair	874.0	792.5	673.1	594.3	668.0	10%
Finance, insurance and other, net	683.7	679.1	637.2	489.9	477.0	1%
Total gross profit	2,245.7	2,317.0	1,914.3	1,423.6	1,521.0	(3%)
SG&A expenses	(1,600.5)	(1,555.1)	(1,274.7)	(1,028.7)	(1,099.4)	(3%)
Impairment charges	(79.3)	(320.4)	(0.1)	(270.0)	(20.8)	NM
Depreciation and amortization	(142.3)	(127.5)	(101.1)	(91.0)	(93.1)	(12%)
Operating income (loss)	423.6	314.0	538.4	33.9	307.7	35%
Interest expense, floor plan	(67.2)	(34.3)	(16.7)	(27.2)	(48.5)	(96%)
Interest expense, other, net	(114.6)	(89.9)	(48.0)	(41.6)	(53.0)	(27%)
Other income (expense), net	0.1	0.2	(15.5)	0.1	(6.6)	NM
Income (loss) from continuing operations before taxes	241.9	190.0	458.2	(34.8)	199.6	27%
Income tax benefit (expense)	(63.7)	(101.5)	(109.3)	(15.9)	(55.1)	37%
Net income (loss) from continuing operations	$ 178.2	$ 88.5	$ 348.9	$ (50.7)	$ 144.5	101%
Diluted weighted-average shares outstanding	35.9	39.7	43.3	42.5	43.7	10%
Diluted earnings (loss) per share from continuing operations	$ 4.97	$ 2.23	$ 8.06	$ (1.21)	$ 3.30	123%
Unit sales volume:						
Retail new vehicles	112,110	101,168	99,943	91,939	111,457	11%
Fleet new vehicles	2,000	2,115	3,543	1,342	2,674	(5%)
Used vehicles	176,147	173,209	183,292	159,025	162,149	2%
Wholesale vehicles	32,330	35,323	36,795	32,057	34,153	(8%)
Gross profit per unit ("GPU"):						
Retail new vehicles	$ 4,776	$ 6,552	$ 4,600	$ 2,536	$ 2,078	(27%)
Used vehicles	$ 859	$ 1,043	$ 720	$ 667	$ 909	(18%)
F&I	$ 2,372	$ 2,475	$ 2,250	$ 1,952	$ 1,743	(4%)

Note: Earnings (loss) per share and gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
15

Non-GAAP Reconciliation – Annual Trend – Consolidated

(In millions, except per share data)	LTM Q2 2024	FY 2023	FY 2022	FY 2021	FY 2020	FY 2019
Reported net income (loss) from continuing operations		$ 178.2	$ 88.5	$ 348.9	$ (50.7)	$ 144.5
Adjustments:						
Impairment charges		$ 79.3	$ 320.4	$ -	$ 269.2	$ 19.6
Acquisition and disposition-related (gain) loss		(20.7)	(9.1)	1.2	(9.2)	(76.0)
Severance and long-term compensation charges		5.1	4.4	6.5	-	6.3
Loss on debt extinguishment		-	-	15.6	-	7.2
Legal and storm damage charges		1.9	-	-	-	-
Loss (gain) on exit of leased dealerships		4.3	-	-	-	-
Used vehicle inventory valuation adjustment		10.0	-	-	-	-
Total pre-tax adjustments		79.9	315.7	23.3	260.0	(42.9)
Tax effect of above items		(19.9)	(22.6)	(5.9)	(40.4)	14.2
Non-recurring tax items		5.8	-	-	-	-
Total net income effect of adjustments		65.8	293.1	17.4	219.6	(28.7)
Adjusted net income (loss) from continuing operations		$ 244.0	$ 381.6	$ 366.3	$ 168.9	$ 115.8
Diluted weighted-average shares outstanding		35.9	39.7	43.3	43.9	43.7
Adjusted diluted earnings (loss) per share from continuing operations		$ 6.81	$ 9.61	$ 8.46	$ 3.85	$ 2.65
Reported SG&A expenses		$ (1,600.5)	$ (1,555.1)	$ (1,274.7)	$ (1,028.7)	$ (1,099.4)
Acquisition and disposition-related (gain) loss		(20.7)	(9.1)	1.2	(9.2)	(76.0)
Severance and long-term compensation charges		5.1	4.4	6.5	-	6.3
Legal and storm damage charges		1.9	-	-	-	-
Loss (gain) on exit of leased dealerships		4.3	-	-	-	-
Adjusted SG&A expenses		$ (1,609.9)	$ (1,559.8)	$ (1,267.0)	$ (1,037.9)	$ (1,169.1)
Adjusted SG&A expenses as a percentage of gross profit		71.4%	67.3%	66.2%	72.9%	76.9%
Reported net income (loss)	$ 190.3	$ 178.2	$ 88.5	$ 348.9	$ (51.4)	$ 144.1
Income tax (benefit) expense	68.8	63.7	101.5	109.3	15.6	55.0
Income (loss) before taxes	259.1	241.9	190.0	458.2	(35.8)	199.1
Non-floor plan interest	109.4	108.1	84.7	44.7	38.7	50.5
Depreciation and amortization	151.1	148.8	132.7	104.3	93.9	95.6
Stock-based compensation expense	23.0	23.3	16.0	15.0	11.7	10.8
Loss (gain) on exit of leased dealerships	0.9	4.3	-	-	-	(0.2)
Impairment charges	19.1	79.3	320.4	0.1	270.0	20.8
Loss on debt extinguishment	0.6	-	-	15.6	-	6.7
Severance and long-term compensation charges	6.0	5.1	4.4	8.0	-	-
Excess compensation related to CDK outage	11.6	-	-	-	-	-
Acquisition and disposition-related (gain) loss	(1.0)	(20.4)	(9.7)	(0.4)	(8.2)	(74.8)
Hail and storm damage charges	3.6	1.9	-	-	-	-
Used vehicle inventory valuation adjustment	-	10.0	-	-	-	-
Closed store accrued expenses	2.1	-	-	-	-	-
Adjusted EBITDA	$ 585.5	$ 602.3	$ 738.5	$ 645.5	$ 370.3	$ 308.5
Long-term debt (including current portion)	$ 1,708.0	$ 1,676.6	$ 1,751.7	$ 1,561.2	$ 720.1	$ 706.9
Cash and equivalents	(67.2)	(28.9)	(229.2)	(299.4)	(170.3)	(29.1)
Floor plan deposit balance	(400.0)	(345.0)	(272.0)	(99.8)	(73.2)	-
Net debt	$ 1,240.8	$ 1,302.7	$ 1,250.5	$ 1,162.0	$ 476.6	$ 677.8
Net debt to adjusted EBITDA ratio	2.12	2.16	1.69	1.80	1.29	2.20
Long-term debt (including current portion) to adjusted EBITDA ratio	2.92	2.78	2.37	2.42	1.94	2.29

Note: Earnings (loss) per share and SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.
Note: Balance sheet amounts are as of December 31 for the FY then ended, balance sheet amounts for LTM Q2 2024 are as of June 30, 2024.

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
16

GAAP Income Statement – Quarterly Trend – Consolidated

(In millions, except unit, per unit, and per share data)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2024 Better / (Worse) % Change Sequential	Q2 2024 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,552.6	$ 1,455.8	$ 1,680.2	$ 1,573.5	$ 1,608.2	7%	(3%)
Fleet new vehicles	26.2	19.6	21.8	23.2	28.3	34%	(7%)
Total new vehicles	1,578.8	1,475.4	1,702.0	1,596.7	1,636.5	7%	(4%)
Used vehicles	1,186.2	1,215.6	1,222.4	1,340.4	1,305.9	(2%)	(9%)
Wholesale vehicles	71.3	77.3	62.6	79.3	91.5	(8%)	(22%)
Total vehicles	2,836.3	2,768.3	2,987.0	3,016.4	3,033.9	2%	(7%)
Parts, service and collision repair	444.1	446.7	431.9	453.4	443.7	(1%)	0%
Finance, insurance and other, net ("F&I")	172.6	169.0	166.0	173.7	175.3	2%	(2%)
Total revenues	3,453.0	3,384.0	3,584.9	3,643.5	3,652.9	2%	(5%)
Gross profit:							
Retail new vehicles	97.8	96.4	124.5	131.4	141.4	1%	(31%)
Fleet new vehicles	1.0	0.7	0.9	0.9	1.3	55%	(23%)
Total new vehicles	98.8	97.1	125.4	132.3	142.7	2%	(31%)
Used vehicles	44.7	47.0	37.5	52.3	31.5	(5%)	42%
Wholesale vehicles	(0.6)	(0.8)	(3.2)	(1.4)	(1.0)	17%	40%
Total vehicles	142.9	143.3	159.7	183.2	173.2	0%	(17%)
Parts, service and collision repair	223.6	223.9	215.4	225.3	220.4	0%	1%
Finance, insurance and other, net	172.6	169.0	166.0	173.7	175.3	2%	(2%)
Total gross profit	539.1	536.2	541.1	582.2	568.9	1%	(5%)
SG&A expenses	(393.0)	(392.2)	(386.3)	(409.6)	(391.9)	0%	0%
Impairment charges	(1.4)	(1.0)	(16.7)	-	(62.6)	NM	NM
Depreciation and amortization	(37.0)	(36.3)	(36.6)	(35.2)	(36.1)	(2%)	(2%)
Operating income (loss)	107.7	106.7	101.5	137.4	78.3	1%	38%
Interest expense, floor plan	(22.2)	(20.3)	(18.4)	(17.4)	(17.0)	(10%)	(31%)
Interest expense, other, net	(29.3)	(29.0)	(28.3)	(29.0)	(28.9)	(1%)	(1%)
Other income (expense), net	(0.5)	0.1	(0.1)	0.2	0.1	NM	NM
Income (loss) before taxes	55.7	57.5	54.7	91.2	32.5	(3%)	71%
Income tax benefit (expense)	(14.5)	(15.5)	(16.0)	(22.8)	(9.1)	7%	(59%)
Net income (loss)	$ 41.2	$ 42.0	$ 38.7	$ 68.4	$ 23.4	(2%)	76%
Diluted weighted-average shares outstanding	34.9	34.9	34.8	35.6	36.0	0%	3%
Diluted earnings (loss) per share	$ 1.18	$ 1.20	$ 1.11	$ 1.92	$ 0.65	(2%)	82%
Unit sales volume:							
Retail new vehicles	27,705	26,142	29,439	28,260	28,754	6%	(4%)
Fleet new vehicles	514	379	500	469	590	36%	(13%)
Used vehicles	42,831	44,056	42,216	45,428	42,972	(3%)	0%
Wholesale vehicles	7,859	8,112	7,127	7,996	8,801	(3%)	(11%)
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 3,531	$ 3,688	$ 4,230	$ 4,649	$ 4,918	(4%)	(28%)
Used vehicles	$ 1,044	$ 1,068	$ 888	$ 1,150	$ 732	(2%)	43%
F&I	$ 2,447	$ 2,407	$ 2,317	$ 2,357	$ 2,445	2%	0%

Note: Earnings (loss) per share and gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
17

Non-GAAP Reconciliation – Quarterly Trend – Consolidated

(In millions, except per share data)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2024 Better / (Worse) % Change Sequential	Q2 2024 Better / (Worse) % Change Year-Over-Year
Reported net income (loss)	$ 41.2	$ 42.0	$ 38.7	$ 68.4	$ 23.4	(2%)	76%
Adjustments:							
Impairment charges	$ 1.4	$ 1.0	$ 16.7	$ -	$ 62.6	NM	NM
Acquisition and disposition-related (gain) loss	(0.6)	-	-	-	(20.7)	NM	NM
Severance and long-term compensation charges	0.7	4.3	-	0.9	2.2	NM	NM
Hail and storm damage charges	3.6	-	-	-	1.9	NM	NM
Loss (gain) on exit of leased dealerships	(3.0)	-	-	3.9	0.4	NM	NM
Used vehicle inventory valuation adjustment	-	-	-	-	10.0	NM	NM
Closed store accrued expenses	-	2.1	-	-	-	NM	NM
Excess compensation related to CDK outage	11.6	-	-	-	-	NM	NM
Total pre-tax adjustments	13.7	7.4	16.7	4.8	56.4	NM	NM
Tax effect of above items	(3.6)	(1.9)	(4.3)	(1.2)	(13.8)	NM	NM
Non-recurring tax items	-	-	5.8	-	-	NM	NM
Total net income effect of adjustments	10.1	5.5	18.2	3.6	42.6	NM	NM
Adjusted net income (loss)	$ 51.3	$ 47.5	$ 56.9	$ 72.0	$ 66.0	8%	(22%)
Diluted weighted-average shares outstanding	34.9	34.9	34.8	35.6	36.0	0%	3%
Adjusted diluted earnings (loss) per share	$ 1.47	$ 1.36	$ 1.63	$ 2.02	$ 1.83	8%	(20%)
Reported gross profit	$ 539.1	$ 536.2	$ 541.1	$ 582.2	$ 568.9	1%	(5%)
Excess compensation related to CDK outage	2.0	-	-	-	-	NM	NM
Used vehicle inventory valuation adjustment	-	-	-	-	10.0	NM	NM
Adjusted gross profit	$ 541.1	$ 536.2	$ 541.1	$ 582.2	$ 578.9	1%	(7%)
Reported SG&A expenses	$ (393.0)	$ (392.2)	$ (386.3)	$ (409.6)	$ (391.9)	0%	0%
Acquisition and disposition-related (gain) loss	(0.6)	-	-	-	(20.7)	NM	NM
Severance and long-term compensation charges	0.7	4.3	-	0.9	2.2	NM	NM
Hail and storm damage charges	3.6	-	-	-	1.9	NM	NM
Loss (gain) on exit of leased dealerships	(3.0)	-	-	3.9	0.4	NM	NM
Closed store accrued expenses	-	2.1	-	-	-	NM	NM
Excess compensation related to CDK outage	9.6	-	-	-	-	NM	NM
Adjusted SG&A expenses	$ (382.7)	$ (385.8)	$ (386.3)	$ (404.8)	$ (408.1)	1%	6%
Adjusted SG&A expenses as a percentage of gross profit	70.7%	72.0%	71.4%	69.5%	70.5%	130 bps	(20) bps
Reported net income (loss)	$ 41.2	$ 42.0	$ 38.7	$ 68.4	$ 23.4	(2%)	76%
Income tax (benefit) expense	14.5	15.5	16.0	22.8	9.1	NM	NM
Income (loss) before taxes	55.7	57.5	54.7	91.2	32.5	(3%)	71%
Non-floor plan interest	28.0	27.4	26.7	27.3	27.2	NM	NM
Depreciation and amortization	38.0	37.9	38.3	36.9	37.7	NM	NM
Stock-based compensation expense	5.9	4.4	6.0	6.7	5.6	NM	NM
Loss (gain) on exit of leased dealerships	(3.0)	-	-	3.9	0.4	NM	NM
Impairment charges	1.4	1.0	16.7	-	62.6	NM	NM
Loss on debt extinguishment	0.6	-	-	-	-	NM	NM
Severance and long-term compensation charges	0.8	4.3	-	0.9	2.2	NM	NM
Excess compensation related to CDK outage	11.6	-	-	-	-	NM	NM
Acquisition and disposition-related (gain) loss	(1.3)	-	-	0.3	(20.7)	NM	NM
Closed store accrued expenses	-	2.1	-	-	-	NM	NM
Hail and storm damage charges	3.6	-	-	-	1.9	NM	NM
Used vehicle inventory valuation adjustment	-	-	-	-	10.0	NM	NM
Adjusted EBITDA	$ 141.3	$ 134.6	$ 142.4	$ 167.2	$ 159.4	5%	(11%)

Note: Earnings (loss) per share and SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
18

GAAP Income Statement – Annual Trend – Franchised Dealerships Segment

(In millions, except unit and per unit data)	FY 2023	FY 2022	FY 2021	FY 2020	FY 2019	FY 2023 Better / (Worse) % Change Year-Over-Year
Revenues:						
Retail new vehicles	$ 6,215.0	$ 5,581.6	$ 4,984.4	$ 4,224.4	$ 4,777.3	11%
Fleet new vehicles	92.2	99.4	124.6	56.8	111.9	(7%)
Total new vehicles	6,307.2	5,681.0	5,109.0	4,281.2	4,889.2	11%
Used vehicles	3,050.3	3,391.5	2,901.0	2,345.9	2,493.5	(10%)
Wholesale vehicles	204.5	314.0	257.2	168.7	180.0	(35%)
Total vehicles	9,562.0	9,386.5	8,267.2	6,795.8	7,562.7	2%
Parts, service and collision repair	1,714.2	1,588.0	1,340.4	1,194.4	1,366.5	8%
Finance, insurance and other, net ("F&I")	498.6	510.1	443.5	357.8	363.1	(2%)
Total revenues	11,774.8	11,484.6	10,051.1	8,348.0	9,292.3	3%
Gross profit:						
Retail new vehicles	518.7	655.3	458.8	233.2	231.7	(21%)
Fleet new vehicles	4.0	4.9	1.5	0.9	1.4	(18%)
Total new vehicles	522.7	660.2	460.3	234.1	233.1	(21%)
Used vehicles	162.9	174.5	188.1	122.9	147.5	(7%)
Wholesale vehicles	(3.2)	(6.4)	0.6	(0.8)	(4.1)	49%
Total vehicles	682.4	828.3	649.0	356.2	376.5	(18%)
Parts, service and collision repair	852.7	786.7	673.1	595.4	669.0	8%
Finance, insurance and other, net	498.5	510.1	443.5	357.8	363.1	(2%)
Total gross profit	2,033.6	2,125.1	1,765.6	1,309.4	1,408.6	(4%)
SG&A expenses	(1,314.6)	(1,273.0)	(1,076.9)	(933.7)	(1,011.8)	(3%)
Impairment charges	(1.0)	(115.5)	-	(270.0)	(1.1)	NM
Depreciation and amortization	(112.3)	(101.8)	(84.8)	(79.9)	(82.6)	(10%)
Operating income (loss)	605.7	634.8	603.9	25.8	313.1	(5%)
Interest expense, floor plan	(49.1)	(23.6)	(11.8)	(24.0)	(45.1)	(108%)
Interest expense, other, net	(109.7)	(85.1)	(46.3)	(40.7)	(51.2)	(29%)
Other income (expense), net	0.1	-	(15.5)	0.1	(6.6)	NM
Income (loss) from continuing operations before taxes	$ 447.0	$ 526.1	$ 530.3	$ (38.8)	$ 210.2	(15%)
Unit sales volume:						
Retail new vehicles	107,257	99,424	99,815	91,939	111,457	8%
Fleet new vehicles	2,000	2,115	3,543	1,342	2,674	(5%)
Used vehicles	100,210	108,512	105,457	101,864	112,629	(8%)
Wholesale vehicles	20,602	24,052	25,128	24,879	28,379	(14%)
Gross profit per unit ("GPU"):						
Retail new vehicles	$ 4,836	$ 6,591	$ 4,595	$ 2,536	$ 2,078	(27%)
Used vehicles	$ 1,626	$ 1,607	$ 1,784	$ 1,207	$ 1,310	1%
F&I	$ 2,403	$ 2,453	$ 2,160	$ 1,846	$ 1,620	(2%)

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
19

Non-GAAP Reconciliation – Annual Trend – Franchised Dealerships Segment

(In millions)	FY 2023	FY 2022	FY 2021	FY 2020	FY 2019
Reported income (loss) before taxes	$ 447.0	$ 526.1	$ 530.3	$ (38.8)	$ 210.2
Impairment charges	1.0	115.5	-	270.0	1.1
Segment income (loss)	$ 448.0	$ 641.6	$ 530.3	$ 231.2	$ 211.3
Acquisition and disposition-related (gain) loss	(20.9)	(9.1)	1.2	(4.0)	(76.0)
Severance and long-term compensation charges	-	4.4	-	-	6.3
Loss on debt extinguishment	-	-	15.6	-	7.2
Hail and storm damage charges	1.9	-	-	-	-
Adjusted segment income (loss)	$ 429.0	$ 636.9	$ 547.1	$ 227.2	$ 148.8
Reported SG&A expenses	$ (1,314.6)	$ (1,273.0)	$ (1,076.9)	$ (933.7)	$ (1,011.8)
Acquisition and disposition-related (gain) loss	(20.9)	(9.1)	1.2	(4.0)	(76.0)
Severance and long-term compensation charges	-	4.4	-	-	6.3
Hail and storm damage charges	1.9	-	-	-	-
Adjusted SG&A expenses	$ (1,333.6)	$ (1,277.7)	$ (1,075.7)	$ (937.7)	$ (1,081.5)
Adjusted SG&A expenses as a percentage of gross profit	65.6%	60.1%	60.9%	71.6%	76.8%
Income (loss) before taxes	447.0	526.1	530.3	(38.8)	210.2
Non-floor plan interest	103.2	80.0	43.0	37.7	48.8
Depreciation and amortization	118.8	107.0	87.9	82.8	85.0
Stock-based compensation expense	23.3	16.0	15.0	11.7	10.8
Loss (gain) on exit of leased dealerships	-	-	-	-	(0.2)
Impairment charges	1.0	115.5	15.6	270.0	1.1
Loss on debt extinguishment	-	-	-	-	6.7
Severance and long-term compensation charges	-	4.4	-	-	-
Excess compensation related to CDK outage	(20.7)	(9.7)	-	(3.1)	(74.8)
Acquisition and disposition-related (gain) loss	1.9	-	-	-	-
Adjusted EBITDA	$ 674.5	$ 839.3	$ 691.8	$ 360.3	$ 287.6

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
20

GAAP Income Statement – Quarterly Trend – Franchised Dealerships Segment

(In millions, except unit and per unit data)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2024 Better / (Worse) % Change Sequential	Q2 2024 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,530.9	$ 1,439.9	$ 1,664.1	$ 1,546.7	$ 1,583.3	6%	(3%)
Fleet new vehicles	26.2	19.6	21.8	23.2	28.3	34%	(7%)
Total new vehicles	1,557.1	1,459.5	1,685.9	1,569.9	1,611.6	7%	(3%)
Used vehicles	732.1	729.3	727.5	780.7	774.5	0%	(5%)
Wholesale vehicles	48.4	48.6	39.3	51.4	55.6	0%	(13%)
Total vehicles	2,337.6	2,237.4	2,452.7	2,402.0	2,441.7	4%	(4%)
Parts, service and collision repair	434.4	439.9	425.2	431.8	433.4	(1%)	0%
Finance, insurance and other, net ("F&I")	124.2	119.6	123.2	126.0	132.2	4%	(6%)
Total revenues	2,896.2	2,796.9	3,001.1	2,959.8	3,007.3	4%	(4%)
Gross profit:							
Retail new vehicles	94.9	94.1	122.2	125.5	136.9	1%	(31%)
Fleet new vehicles	1.0	0.7	0.9	0.9	1.3	55%	(23%)
Total new vehicles	95.9	94.8	123.1	126.4	138.2	1%	(31%)
Used vehicles	38.7	40.8	35.1	42.6	44.5	(5%)	(13%)
Wholesale vehicles	(0.5)	(0.2)	(2.7)	(1.5)	(1.0)	(169%)	50%
Total vehicles	134.1	135.4	155.5	167.5	181.7	(1%)	(26%)
Parts, service and collision repair	219.0	220.8	212.6	215.1	215.4	(1%)	2%
Finance, insurance and other, net	124.2	119.6	123.2	126.0	132.2	4%	(6%)
Total gross profit	477.3	475.8	491.3	508.6	529.3	0%	(10%)
SG&A expenses	(347.9)	(338.5)	(329.1)	(338.3)	(316.1)	(3%)	(10%)
Impairment charges	-	(1.0)	(1.0)	-	-	NM	NM
Depreciation and amortization	(30.4)	(29.8)	(29.4)	(28.2)	(27.9)	(2%)	(9%)
Operating income (loss)	99.0	106.5	131.8	142.1	185.3	(7%)	(47%)
Interest expense, floor plan	(18.0)	(16.0)	(14.6)	(12.9)	(11.9)	(13%)	(53%)
Interest expense, other, net	(27.8)	(27.8)	(27.5)	(27.9)	(27.5)	0%	(1%)
Other income (expense), net	(0.5)	-	0.1	0.2	-	NM	NM
Income (loss) before taxes	$ 52.7	$ 62.7	$ 89.8	$ 101.5	$ 145.9	(16%)	(64%)
Unit sales volume:							
Retail new vehicles	26,512	25,297	28,491	26,869	27,358	5%	(3%)
Fleet new vehicles	514	379	500	469	590	36%	(13%)
Used vehicles	25,668	25,666	24,365	25,541	25,197	0%	2%
Wholesale vehicles	5,248	5,105	4,440	5,163	5,516	3%	(5%)
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 3,579	$ 3,722	$ 4,289	$ 4,672	$ 5,003	(4%)	(28%)
Used vehicles	$ 1,508	$ 1,592	$ 1,440	$ 1,666	$ 1,765	(5%)	(15%)
F&I	$ 2,380	$ 2,348	$ 2,330	$ 2,403	$ 2,516	1%	(5%)

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
21

Non-GAAP Reconciliation – Quarterly Trend – Franchised Dealerships Segment

(In millions)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2024 Better / (Worse) % Change Sequential	Year-Over-Year
Reported income (loss) before taxes	$ 52.7	$ 62.7	$ 89.8	$ 101.5	$ 145.9	(16%)	(64%)
Impairment charges	-	1.0	1.0	-	-	NM	NM
Segment income (loss)	$ 52.7	$ 63.7	$ 90.8	$ 101.5	$ 145.9	(17%)	(64%)
Acquisition and disposition-related (gain) loss	-	-	-	-	(20.9)	NM	NM
Long-term compensation charges	-	2.2	-	-	-	NM	NM
Hail and storm damage charges	3.6	-	-	-	1.9	NM	NM
Excess compensation related to CDK outage	11.2	-	-	-	-	NM	NM
Adjusted segment income (loss)	$ 67.5	$ 65.9	$ 90.8	$ 101.5	$ 126.9	2%	(47%)
Reported gross profit	$ 477.3	$ 475.8	$ 491.4	$ 508.6	$ 529.3	0%	(10%)
Excess compensation related to CDK outage	2.0	-	-	-	-	NM	NM
Adjusted gross profit	$ 479.3	$ 475.8	$ 491.4	$ 508.6	$ 529.3	1%	(9%)
Reported SG&A expenses	$ (347.9)	$ (338.5)	$ (329.1)	$ (338.3)	$ (316.1)	(3%)	(10%)
Acquisition and disposition-related (gain) loss	-	-	-	-	(20.9)	NM	NM
Long-term compensation charges	-	2.2	-	-	-	NM	NM
Hail and storm damage charges	3.6	-	-	-	1.9	NM	NM
Excess compensation related to CDK outage	9.2	-	-	-	-	NM	NM
Adjusted SG&A expenses	$ (335.1)	$ (336.3)	$ (329.1)	$ (338.3)	$ (335.1)	0%	0%
Adjusted SG&A expenses as a percentage of gross profit	69.9%	70.7%	67.0%	66.5%	63.3%	80 bps	(660) bps
Income (loss) before taxes	$ 52.7	$ 62.7	$ 89.8	$ 101.5	$ 145.9	(16%)	(64%)
Non-floor plan interest	26.5	26.3	25.9	26.2	25.8	NM	NM
Depreciation and amortization	31.6	31.5	31.2	29.9	29.3	NM	NM
Stock-based compensation expense	5.9	4.4	6.0	6.7	5.6	NM	NM
Impairment charges	-	1.0	1.0	-	-	NM	NM
Loss on debt extinguishment	0.6	-	-	-	-		
Severance and long-term compensation charges	-	2.2	-	-	-	NM	NM
Excess compensation related to CDK outage	11.2	-	-	-	-	NM	NM
Acquisition and disposition-related (gain) loss	(0.3)	-	-	0.2	(20.7)	NM	NM
Hail and storm damage charges	3.6	-	-	-	1.9	NM	NM
Adjusted EBITDA	$ 131.8	$ 128.1	$ 153.9	$ 164.5	$ 187.8	3%	(30%)

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
22

GAAP Income Statement – Annual Trend – EchoPark Segment

(In millions, except unit, per unit, and per share data)	FY 2023	FY 2022	FY 2021	FY 2020	FY 2019	FY 2023 Better / (Worse) % Change Year-Over-Year
Revenues:						
Total new vehicles	$ 1.0	$ 9.2	$ 9.0	$ -	$ -	(89%)
Used vehicles	2,143.8	2,116.8	2,032.6	1,258.2	1,025.3	1%
Wholesale vehicles	111.7	170.6	110.0	28.7	22.9	(35%)
Total vehicles	2,256.5	2,296.6	2,151.6	1,286.9	1,048.2	(2%)
Finance, insurance and other, net ("F&I")	177.9	166.4	193.7	132.1	113.8	7%
Total revenues	2,434.4	2,463.0	2,345.3	1,419.0	1,162.0	(1%)
Gross profit:						
Total new vehicles	0.1	1.1	1.1	-	-	(93%)
Used vehicles	(17.1)	4.4	(55.2)	(18.0)	(1.0)	(490%)
Wholesale vehicles	0.9	3.2	9.2	(0.1)	(0.4)	(74%)
Total vehicles	(16.1)	8.7	(44.9)	(18.1)	(1.4)	(286%)
Finance, insurance and other, net	177.9	166.4	193.7	132.1	113.8	7%
Total gross profit	161.8	175.1	148.8	114.0	112.4	(8%)
SG&A expenses	(247.0)	(269.9)	(197.8)	(94.9)	(87.6)	8%
Impairment charges	(78.3)	(204.9)	(0.1)	-	(19.7)	NM
Depreciation and amortization	(26.6)	(24.6)	(16.3)	(11.0)	(10.5)	(8%)
Operating income (loss)	(190.1)	(324.3)	(65.4)	8.1	(5.4)	41%
Interest expense, floor plan	(17.4)	(10.6)	(5.0)	(3.2)	(3.5)	(64%)
Interest expense, other, net	(3.2)	(3.9)	(1.7)	(0.9)	(1.7)	17%
Other income (expense), net	(0.1)	-	-	-	0.1	NM
Income (loss) from continuing operations before taxes	$ (210.8)	$ (338.8)	$ (72.1)	$ 4.0	$ (10.5)	38%
Unit sales volume:						
Retail new vehicles	11	152	128	-	-	(93%)
Used vehicles	73,676	64,107	77,835	57,161	49,520	15%
Wholesale vehicles	11,512	11,236	11,667	7,178	5,774	2%
Gross profit per unit ("GPU"):						
Retail new vehicles	$ 6,934	$ 7,510	$ 8,303	N/A	N/A	(8%)
Total used vehicle and F&I	$ 2,183	$ 2,657	$ 1,762	$ 2,013	$ 2,296	(18%)

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
23

Non-GAAP Reconciliation – Annual Trend – EchoPark Segment

(In millions)

		FY 2023		FY 2022		FY 2021		FY 2020		FY 2019
Reported income (loss) before taxes	$	(210.8)	$	(338.8)	$	(72.1)	$	4.0	$	(10.5)
Impairment charges		78.3		204.9		0.1		-		19.7
Segment income (loss)	$	(132.5)	$	(133.9)	$	(72.0)	$	4.0	$	9.2
Acquisition and disposition-related (gain) loss		0.2		-		-		(5.2)		-
Severance and long-term compensation charges		5.1		-		6.5		-		-
Loss (gain) on exit of leased dealerships		4.3		-		-		-		-
Used vehicle inventory valuation adjustment		10.0		-		-		-		-
Adjusted segment income (loss)	$	(112.9)	$	(133.9)	$	(65.5)	$	(1.2)	$	9.2
Reported SG&A expenses	$	(247.0)	$	(269.9)	$	(197.8)	$	(94.9)	$	(87.6)
Acquisition and disposition-related (gain) loss		0.2		-		-		(5.2)		-
Severance and long-term compensation charges		5.1		-		6.5		-		-
Loss (gain) on exit of leased dealerships		4.3		-		-		-		-
Adjusted SG&A expenses	$	(237.4)	$	(269.9)	$	(191.3)	$	(100.1)	$	(87.6)
Adjusted SG&A expenses as a percentage of gross profit		138.2%		154.1%		128.6%		87.6%		77.9%
Income (loss) before taxes		(210.8)		(338.8)		(72.1)		4.1		(10.5)
Non-floor plan interest		3.2		3.7		1.7		0.9		1.8
Depreciation and amortization		26.6		24.8		16.4		11.2		10.4
Loss (gain) on exit of leased dealerships		4.3		-		-		-		-
Impairment charges		78.3		204.9		0.1		-		19.7
Severance and long-term compensation charges		5.1		-		8.0		-		-
Acquisition and disposition-related (gain) loss		0.3		-		(0.4)		(5.2)		-
Used vehicle inventory valuation adjustment		10.0		-		-		-		-
Adjusted EBITDA	$	(83.0)	$	(105.4)	$	(46.3)	$	11.0	$	21.4
Adjusted EBITDA - Closed Stores	$	(33.5)	$	(35.3)	$	(19.3)	$	(5.7)	$	(0.8)
Adjusted EBITDA - EchoPark Operations (with Holding Company)		(49.5)		(70.1)		(27.0)		16.7		22.2
Adjusted EBITDA - Total EchoPark Segment	$	(83.0)	$	(105.4)	$	(46.3)	$	11.0	$	21.4

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
24

GAAP Income Statement – Quarterly Trend – EchoPark Segment

(In millions, except unit and per unit data)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2024 Better / (Worse) % Change Sequential	Q2 2024 Better / (Worse) % Change Year-Over-Year
Revenues:							
Used vehicles	$ 448.9	$ 482.9	$ 492.5	$ 554.8	$ 524.0	(7%)	(14%)
Wholesale vehicles	21.9	28.6	22.7	26.5	35.5	(24%)	(38%)
Total vehicles	470.8	511.5	515.1	581.4	559.5	(8%)	(16%)
Finance, insurance and other, net ("F&I")	46.5	47.9	41.5	45.3	41.1	(3%)	13%
Total revenues	517.3	559.4	556.6	626.7	600.6	(8%)	(14%)
Gross profit:							
Used vehicles	4.7	5.3	1.7	7.3	(14.3)	(11%)	133%
Wholesale vehicles	(0.1)	(0.6)	(0.4)	0.2	-	80%	(100%)
Total vehicles	4.6	4.7	1.3	7.5	(14.3)	(4%)	132%
Finance, insurance and other, net	46.5	47.9	41.5	45.3	41.1	(3%)	13%
Total gross profit	51.1	52.6	42.8	52.8	26.8	(3%)	91%
SG&A expenses	(37.2)	(45.6)	(48.0)	(58.6)	(66.6)	18%	44%
Impairment charges	(1.4)	-	(15.7)	-	(62.6)	NM	NM
Depreciation and amortization	(5.6)	(5.5)	(6.2)	(6.1)	(7.4)	(2%)	24%
Operating income (loss)	6.9	1.5	(27.1)	(11.9)	(109.8)	347%	106%
Interest expense, floor plan	(3.8)	(3.8)	(3.8)	(4.3)	(4.8)	0%	21%
Interest expense, other, net	(0.7)	(0.7)	(0.7)	(0.7)	(0.9)	(4%)	22%
Other income (expense), net	0.1	0.1	-	-	0.1	NM	NM
Income (loss) before taxes	$ 2.5	$ (2.9)	$ (31.6)	$ (16.9)	$ (115.4)	185%	102%
Unit sales volume:							
Used vehicles	16,641	17,981	17,562	19,050	17,084	(7%)	(3%)
Wholesale vehicles	2,593	2,994	2,621	2,740	3,235	(13%)	(20%)
Gross profit per unit ("GPU"):							
Total used vehicle and F&I	$ 3,078	$ 2,955	$ 2,461	$ 2,767	$ 1,569	4%	96%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
25

Non-GAAP Reconciliation – Quarterly Trend – EchoPark Segment

(In millions)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2024 Better / (Worse) % Change Sequential	Q2 2024 Better / (Worse) % Change Year-Over-Year
Reported income (loss) before taxes	$ 2.5	$ (2.9)	$ (31.6)	$ (16.9)	$ (115.4)	185%	102%
Impairment charges	1.4	-	15.7	-	62.6	NM	NM
Segment income (loss)	$ 3.9	$ (2.9)	$ (15.9)	$ (16.9)	$ (52.8)	232%	107%
Acquisition and disposition-related (gain) loss	(0.6)	-	-	-	0.2	NM	NM
Loss (gain) on exit of leased dealerships	(3.0)	-	-	3.9	0.4	NM	NM
Severance and long-term compensation charges	0.7	2.1	-	0.9	2.2	NM	NM
Used vehicle inventory valuation adjustment	-	-	-	-	10.0	NM	NM
Closed store accrued expenses	-	2.1	-	-	-	NM	NM
Excess compensation related to CDK outage	0.4	-	-	-	-	NM	NM
Adjusted segment income (loss)	$ 1.4	$ 1.3	$ (15.9)	$ (12.1)	$ (40.0)	11%	104%
Reported gross profit	$ 51.1	$ 52.6	$ 42.8	$ 52.8	$ 26.8	(3%)	91%
Used vehicle inventory valuation adjustment	-	-	-	-	10.0	NM	NM
Adjusted gross profit	$ 51.1	$ 52.6	$ 42.8	$ 52.8	$ 36.8	(3%)	39%
Reported SG&A expenses	$ (37.2)	$ (45.6)	$ (48.0)	$ (58.6)	$ (66.6)	18%	44%
Acquisition and disposition-related (gain) loss	(0.6)	-	-	-	0.2	NM	NM
Loss (gain) on exit of leased dealerships	(3.0)	-	-	3.9	0.4	NM	NM
Severance and long-term compensation charges	0.7	2.1	-	0.9	2.2	NM	NM
Closed store accrued expenses	-	2.1	-	-	-	NM	NM
Excess compensation related to CDK outage	0.4	-	-	-	-	NM	NM
Adjusted SG&A expenses	$ (39.7)	$ (41.4)	$ (48.0)	$ (53.8)	$ (63.8)	4%	38%
Adjusted SG&A expenses as a percentage of gross profit	77.7%	78.6%	112.3%	101.9%	173.5%	90 bps	9,580 bps
Income (loss) before taxes	$ 2.5	$ (2.9)	$ (31.6)	$ (16.9)	$ (115.4)	185%	102%
Non-floor plan interest	0.7	0.6	0.7	0.7	0.8	NM	NM
Depreciation and amortization	5.4	5.4	6.1	6.1	7.6	NM	NM
Loss (gain) on exit of leased dealerships	(3.0)	-	-	3.9	0.4	NM	NM
Impairment charges	1.4	-	15.7	-	62.6	NM	NM
Severance and long-term compensation charges	0.8	2.1	-	0.9	2.2		
Excess compensation related to CDK outage	0.4	-	-	-	-	NM	NM
Acquisition and disposition-related (gain) loss	(1.0)	-	-	0.1	-	NM	NM
Closed store accrued expenses	-	2.1	-	-	-	NM	NM
Used vehicle inventory valuation adjustment	-	-	-	-	10.0	NM	NM
Adjusted EBITDA	$ 7.2	$ 7.3	$ (9.1)	$ (5.2)	$ (31.8)	(1%)	123%
Adjusted EBITDA - Closed Stores	$ (1.8)	$ (2.0)	$ (2.8)	$ (2.5)	$ (13.4)	10%	87%
Adjusted EBITDA - EchoPark Operations (with Holding Company)	9.0	9.3	(6.3)	(2.7)	(18.4)	(3%)	149%
Adjusted EBITDA - Total EchoPark Segment	$ 7.2	$ 7.3	$ (9.1)	$ (5.2)	$ (31.8)	(1%)	123%

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
26

GAAP Income Statement – Quarterly Trend – Powersports Segment

(In millions, except unit and per unit data)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2024 Better / (Worse) % Change Sequential	Year-Over-Year
Revenues:							
Retail new vehicles	$ 21.7	$ 15.9	$ 16.1	$ 26.8	$ 24.9	37%	(13%)
Used vehicles	5.3	3.4	2.4	4.9	7.4	57%	(28%)
Wholesale vehicles	0.9	0.1	0.7	1.3	0.4	NM	NM
Total vehicles	27.9	19.4	19.2	33.0	32.7	43%	(15%)
Parts, service and collision repair	9.7	6.8	6.7	21.6	10.3	44%	(6%)
Finance, insurance and other, net ("F&I")	2.0	1.5	1.3	2.4	2.0	33%	0%
Total revenues	39.6	27.7	27.2	57.0	45.0	43%	(12%)
Gross profit:							
Retail new vehicles	2.9	2.3	2.3	5.9	4.5	28%	(36%)
Used vehicles	1.3	0.9	0.7	2.4	1.3	45%	0%
Wholesale vehicles	(0.1)	-	(0.1)	(0.1)	-	NM	NM
Total vehicles	4.1	3.2	2.9	8.2	5.8	31%	(29%)
Parts, service and collision repair	4.6	3.1	2.8	10.2	5.0	47%	(8%)
Finance, insurance and other, net	2.0	1.5	1.3	2.4	2.0	33%	0%
Total gross profit	10.7	7.8	7.0	20.8	12.8	38%	(16%)
SG&A expenses	(7.9)	(8.1)	(9.2)	(12.7)	(9.2)	3%	14%
Impairment charges	-	-	-	-	-	NM	NM
Depreciation and amortization	(1.0)	(1.0)	(1.0)	(0.9)	(0.8)	(5%)	(25%)
Operating income (loss)	1.8	(1.3)	(3.2)	7.2	2.8	236%	(36%)
Interest expense, floor plan	(0.5)	(0.5)	-	(0.2)	(0.3)	(6%)	(67%)
Interest expense, other, net	(0.8)	(0.5)	(0.2)	(0.4)	(0.5)	(69%)	(60%)
Other income (expense), net	-	-	(0.1)	-	-	NM	NM
Income (loss) before taxes	$ 0.5	$ (2.3)	$ (3.5)	$ 6.6	$ 2.0	122%	(75%)
Unit sales volume:							
Retail new vehicles	1,193	845	948	1,391	1,396	41%	(15%)
Used vehicles	522	409	289	837	691	28%	(24%)
Wholesale vehicles	18	13	66	93	50	NM	NM
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 2,466	$ 2,676	$ 2,429	$ 4,213	$ 3,235	(8%)	(24%)
Used vehicles	$ 2,423	$ 2,185	$ 2,307	$ 2,833	$ 1,942	11%	25%
F&I	$ 1,153	$ 1,197	$ 1,066	$ 1,075	$ 952	(4%)	21%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH

27

NYSE SAH Non-GAAP Reconciliation – Quarterly Trend – Powersports Segment 28 NM = Not MeaningfulNote: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. Q2 2024 Better / (Worse) % Change (In millions) Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Sequential Year-Over-Year Reported income (loss) before taxes 0.5$ (2.3)$ (3.5)$ 6.6$ 2.0$ 122% (75%) Impairment charges - - - - - NM NM Segment income (loss) 0.5$ (2.3)$ (3.5)$ 6.6$ 2.0$ 122% (75%) Reported SG&A expenses (7.9)$ (8.1)$ (9.2)$ (12.7)$ (9.2)$ 3% 14% Reported SG&A expenses as a percentage of gross profit 73.7% 104.8% 131.6% 61.1% 71.6% 3,110 bps (210) bps Income (loss) before taxes 0.5$ (2.3)$ (3.5)$ 6.6$ 2.0$ 122% (75%) Non-floor plan interest 0.8 0.5 0.1 0.4 0.6 NM NM Depreciation and amortization 1.0 1.0 1.0 0.9 0.8 NM NM Adjusted EBITDA 2.3$ (0.8)$ (2.4)$ 7.9$ 3.4$ (388%) (32%)

Investor Relations Contact: Danny Wieland, Vice President, Investor Relations & Financial Reporting Sonic Automotive Inc. (NYSE: SAH) Email: ir@sonicautomotive.com Investor Relations Website: ir.sonicautomotive.com